SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 200549-1004

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                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event
                                   reported):

                               September 30, 2002

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                                    KSW, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                         0-27290                 11-3191686
(State of other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


               37-16 23rd Street, Long Island City, New York 11101
                    (Address of principal executive offices)



                                 (718) 361-6500
               Registrant's telephone number, including area code

Item 4.  Changes in Registrant's Certifying Accountant.

On August 23, 2002, Robert Brussel retired as Chief Financial Officer of KSW, Inc. (the "Company") and was replaced by Richard W. Lucas, former senior manager of Marden Harrison & Kreuter, CPA's P.C. ("Marden Harrison"), the Company's independent certified public accountants.

On September 30, 2002, in order to ensure the independence of the Company's outside auditors, the Company terminated the engagement of Marden Harrison and engaged the services of Rosen Seymour Shapss Martin and Company LLP ("Rosen Seymour") as its new independent auditors for 2002, effective immediately. The decision to terminate Marden Harrison and retain Rosen Seymour was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

None of the audit reports of Marden Harrison on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

During each fiscal year ended December 31, 2001 and 2000, and the subsequent interim period through September 30, 2002, there were no disagreements between the Company and Marden Harrison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Marden Harrison's satisfaction, would have caused Marden Harrison to make reference to the subject matter of the disagreement in connection with its reports.

None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred within each year ended December 31, 2001 and 2000, or within the interim period through September 30, 2002.

Marden Harrison has furnished to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Marden Harrison agrees with the statements made by the Company herein. A copy of such letter, dated October 7, 2002, is attached as an exhibit to this report.

During each of the fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through September 30, 2002, the Company did not consult with Rosen Seymour regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.


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
Item 7.  Financial Statements Pro Forma Financial Information and Exhibits

(c)        Exhibits

Exhibit No.:      Description
------------      -----------

   16.1 Letter from Marden Harrison & Kreuter CPA's P.C., dated October 7, 2002, to the Securities Exchange Commission stating whether or not Marden Harrison agrees with the statements made by the Company in Item 4 of this Current Report on Form 8-K



















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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KSW, INC.
                                     ------------
                                     (Registrant)

Date: October 7, 2002                By: /s/ Floyd Warkol
                                         ---------------------------------
                                         Floyd Warkol
                                         Chief Executive Officer















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
                                INDEX TO EXHIBITS
                           CURRENT REPORT ON FORM 8-K



Exhibit No.:                               Description:
------------                               ------------

   16.1 Letter from Marden Harrison & Kreuter CPA's P.C., dated October 7, 2002, to the Securities Exchange Commission stating whether or not Marden Harrison agrees with the statements made by the Company in Item 4 of this Current Report on Form 8-K
















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